================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 1998




                            THE TIMES MIRROR COMPANY
               (Exact Name of Registrant as Specified in Charter)


               Delaware                                1-13492                         95-4481525
     (State or Other Jurisdiction             (Commission File Number)              (I.R.S. Employer
          of Incorporation)                                                        Identification No.)

                     Times Mirror Square                                                90053
                   Los Angeles, California
           (Address of Principal Executive Offices)                                   (Zip Code)



       Registrant's telephone number, including area code: (213) 237-3700

                                      None
          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

ITEM 5.  OTHER EVENTS

The following holder of the Registrant's zero coupon subordinated Liquid Yield Option (TM) Notes due 2017 (the "LYONs") has recently notified the Registrant that it beneficially owns the principal amount at maturity of the LYONs shown below, which it may from time to time offer and sell pursuant to the Registrant's Registration Statement No. 333-30773 under the Securities Act of 1933, as amended, relating to the LYONs and the Prospectus dated August 22, 1997 included therein.


                                                                Principal Amount
                                                                  at Maturity
                                                                   of LYONs
                                                                ----------------
Smith Barney, Inc. (1)     .................................       $ 2,000,000

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE TIMES MIRROR COMPANY


Date: July 15, 1998                     By: /s/ THOMAS UNTERMAN
                                            ----------------------------
                                            THOMAS UNTERMAN
                                            Executive Vice President and
                                            Chief Financial Officer








                                       3